UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2025

ScanTech AI Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42463	93-3502562
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Enterprise Drive Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

+1 (470) 655-0886

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 27, 2025, the Nasdaq Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notified ScanTech AI Systems Inc. (the “Company”) that the market value of its listed securities (“MVLS”) had been below the minimum $50,000,000 required for continued listing as set forth in Listing Rule 5450(b)(2)(A) (the “MVLS Rule”) for the previous 30 consecutive trading days. Under Listing Rule 5810(c)(3)(C), the Company was provided 180 calendar days, or until November 23, 2025, to regain compliance with the MVLS Rule.

The Company did not regain compliance with the MVLS Rule by November 23, 2025. Accordingly, on November 26, 2025, the Staff notified the Company (the “Notice”) that its securities are subject to delisting from The Nasdaq Global Market. Under the Notice, unless the Company appeals the determination by requesting a hearing before the Nasdaq Hearings Panel by December 3, 2025, trading in the Company’s common stock will be suspended at the opening of business on December 5, 2025, and Nasdaq will file a Form 25-NSE with the U.S. Securities and Exchange Commission (“SEC”).

The Company has requested a hearing before the Nasdaq Hearings Panel and paid the associated fee. Because the Notice cites non-compliance with Nasdaq Listing Rule 5250(c)(1) as an additional basis for the Staff determination, the Company expects to receive an automatic 15-day stay of suspension under Nasdaq Listing Rule 5815(a)(1)(B) in connection with that deficiency. The Company has also submitted a request for an extended stay of suspension applicable to the full determination, including the MVLS deficiency, pending the outcome of the hearing. At the hearing, the Company plans to present a comprehensive compliance plan addressing both the MVLS Rule and its recent filing status.

The Notice also referenced the Company’s delinquency under Nasdaq Listing Rule 5250(c)(1) (the “Periodic Reporting Rule”) relating to its Form 10-Q for the periods ended June 30, 2025 and September 30, 2025. Consistent with Listing Rule 5810(c)(2)(A), the Company is ineligible for Staff to review and accept a compliance plan with respect to these delinquent filings, and non-compliance with the Periodic Reporting Rule serves as an additional and separate basis for delisting. Since the date of the Notice, the Company has filed its amended and restated Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2025 and its amended and restated Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2025. The Company is in the final stages of preparing its Form 10-Q for the quarter ended September 30, 2025 and expects to file this report as soon as practicable.

On November 6, 2025, prior to receiving the Notice, the Company submitted an application to transfer its listing to The Nasdaq Capital Market, where the applicable MVLS requirement is $35 million. This application remains under review.

The Notice does not affect the Company’s day-to-day business operations, and the Company remains committed to maintaining its Nasdaq listing and continuing to execute its operational and strategic initiatives.

The Company’s securities will continue to trade on The Nasdaq Global Market unless and until trading is suspended pursuant to the Notice. There can be no assurance that the request for an extended stay, the appeal to the Nasdaq Hearings Panel, or the Company’s pending application to transfer to The Nasdaq Capital Market will be granted.

Item 8.01.	Other Events.

On December 2, 2025, the Company issued a press release announcing its receipt of the Notice from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 2, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”), including statements regarding any stays of the suspension of the Company’s stock, the Company’s ability to remain listed and/or continue trading on Nasdaq, timing for filing the Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 and possibly regaining compliance with Nasdaq Listing Rule 5250(c)(1), the Company’s application to transfer to The Nasdaq Capital Market or ability to satisfy that market’s MVLS requirement if transferred, and the Company’s management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Additionally, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K are based on the current expectations and beliefs made by the management of the Company, in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effect on the Company, as well as other factors they believe are appropriate under the circumstances. There can be no assurance that future developments affecting the Company will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including product and service acceptance, regulatory oversights, research and development success, and that the Company will have sufficient capital to operate as anticipated. Should one or more of these risks of uncertainties materialize, or should any of the assumptions of the Company prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the filings of the Company (and its predecessor, Mars Acquisition Corp.) with the U.S. Securities and Exchange Commission (the “SEC”), and in the current and periodic reports filed or furnished by the Company (and its predecessor, Mars Acquisition Corp.) from time to time with the SEC. All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, based on the information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may otherwise be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2025	SCANTECH AI SYSTEMS INC.

	By:	/s/ Dolan Falconer
	Name:	Dolan Falconer
	Title:	Chief Executive Officer